Exhibit 15

                      [Letterhead of Coopers & Lybrand]

                                    June 13, 1994

          Securities and Exchange Commission
          450 Fifth Street, N.W.
          Washington, D.C.  20549

                    Re: Doskocil Companies Incorporated
                        Registration on Form S-3

          We are aware that our report dated April 29, 1994 on our review of interim financial information of Doskocil Companies Incorporated as of April 2, 1994 and for the periods ended April 2, 1994 and April 3, 1993 and included in the Company's quarterly report on Form 10-Q for the quarter ended April 2, 1994 is incorporated by reference in this registration statement. Pursuant to Rule 4367(c) under the Securities Act of 1933, this report should not be considered a part of the registration statement prepared or certified by us within the meaning of Sections 7 and 11 of that Act.

                                   COOPERS & LYBRAND


                                                       Exhibit 23.2

                      [Letterhead of Coopers & Lybrand]

                      CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference in the registration statement of Doskocil Companies Incorporated
          on Form S-3 (File No. 33-      ) of our report, which
          includes an explanatory paragraph relating to the Company's adoption of new methods of accounting for income taxes and postretirement benefits other than pensions, dated March 1, 1994, on our audits of the consolidated financial statements and financial statement schedules of Doskocil Companies Incorporated as of January 1, 1994 and January 2, 1993, and for the years ended January 1, 1994 and January 2, 1993, the three months ended December 28, 1991 and the nine months ended September 28, 1991, which report is included in the Annual Report on Form 10-K for the year ended January 1, 1994, which Form 10-K is incorporated by reference in this registration statement. We also consent to the reference to our firm as experts, under the caption Independent Public Accountants.

                                   COOPERS & LYBRAND

          Tulsa, Oklahoma
          June 13, 1994